EXHIBIT 10.14
Schedule of Omitted Documents
of CNL Healthcare Properties, Inc.
The following management agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.
2.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.
3.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.
4.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Beaverton OR Tenant Corp.
5.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Bend-High Desert OR Tenant Corp.
6.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tillamook-Five Rivers OR Tenant Corp.
7.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tualatin-Riverwood OR Tenant Corp.
8.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Southern Hills OR Tenant Corp.
9.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Orchard Heights OR Tenant Corp.
10.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Gresham-Huntington Terrace OR Tenant Corp.
11.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Medford-Arbor Place OR Tenant Corp.
12.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Vancouver-Bridgewood WA Tenant Corp.
13.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Longview-Monticello Park WA Tenant Corp.
14.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Yelm-Rosemont WA Tenant Corp.
15.Management Agreement dated March 28, 2014, by and between CHP Park at Plainfield IL Tenant Corp. and Harbor Plainfield Management, LLC.
16.Management Services Agreement dated February 1, 2014, between Prestige Senior Living, L.L.C. and CHP Auburn WA Tenant Corp.
17.Management Services Agreement dated March 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Corvallis-West Hills OR Tenant Corp.
18.Management Services Agreement made as of May 5, 2014, by and between CHP Isle at Watercrest-Mansfield TX Tenant Corp. and Integrated Senior Living, LLC.
The following promissory, revolving and term notes were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Revolving Note executed by CHP Partners, LP in favor of KeyBank National Association in the original principal amount of $41,504,855, dated May 15, 2019.
2.Revolving Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $41,262,137, dated May 15, 2019.

3.Revolving Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $41,262,136, dated May 15, 2019.
4.Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $24,271,845, dated May 15, 2019.
5.Revolving Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $16,990,291, dated May 15, 2019.
6.Revolving Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $14,563,107, dated May 15, 2019.
7.Revolving Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,135,922, dated May 15, 2019.
8.Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,135,922, dated May 15, 2019.
9.Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,135,922, dated May 15, 2019.
10.Revolving Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,135,922, dated May 15, 2019.
11.Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,281,553, dated May 15, 2019.
12.Revolving Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,281,553, dated May 15, 2019.
13.Revolving Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,038,835, dated May 15, 2019.
14.Term Note executed by CHP Partners, LP in favor of KeyBank National Association in the original principal amount of $43,995,145, dated May 15, 2019.
15.Term Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $43,737,863, dated May 15, 2019.
16.Term Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $43,737,864, dated May 15, 2019.
17.Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $25,728,155, dated May 15, 2019.
18.Term Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $18,009,709, dated May 15, 2019.
19.Term Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $15,436,893, dated May 15, 2019.
20.Term Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,864,078, dated May 15, 2019.
21.Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,864,078, dated May 15, 2019.
22.Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,864,078, dated May 15, 2019.
23.Term Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,864,078, dated May 15, 2019.
24.Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,718,447, dated May 15, 2019.

25.Term Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,718,447, dated May 15, 2019.
26.Term Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,461,165, dated May 15, 2019.
27.Term Note by CHP Partners, LP in the principal amount of $32.5 million in favor of Fifth Third Bank, National Association dated Sept. 25, 2021.
28.Term Note by CHP Partners, LP in the principal amount of $32.5 million in favor of Capital One, National Association dated Sept. 25, 2021.
29.Term Note by CHP Partners, LP in the principal amount of $25 million in favor of First Horizon dated Sept. 25, 2021.
30.Term Note by CHP Partners, LP in the principal amount of $10 million in favor of Comerica Bank dated Sept. 25, 2021.
31.Term Note by CHP Partners, LP in the principal amount of $10 million in favor of Eastern Bank dated Sept. 25, 2021.
32.Term Note by CHP Partners, LP in the principal amount of $5 million in favor of First Financial Bank dated Sept. 25, 2021.
The following guaranty agreements have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Guaranty Agreement, dated May 15, 2019, by CNL Healthcare Properties, Inc. and certain of its subsidiaries, as guarantors, in favor of KeyBank National Association and the other lenders.
2.Guaranty Agreement, dated September 5, 2019, by CHP Columbia SC Owner, LLC and CHP SL Development Holding, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.
3.Guaranty Agreement, dated January 2, 2020, by CHP Tega Cay SC Owner, LLC, CHP Albuquerque NM Owner, LLC, CHP Grayson GA Owner, LLC, CHP Albuquerque NM Tenant Corp., CHP Grayson GA Tenant Corp. and CHP TRS Development Holding, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.
4.Guaranty Agreement, dated March 4, 2020, by CHT Decatur IL Senior Living, LLC and CHT Zanesville OH Senior Living, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.

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